UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

           Date of Report (Date of earliest reported): August 16, 2005

                          VERIDICOM INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)

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           Delaware                      000-12382              95-2577731
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(State or Other Jurisdiction of         (Commission            (IRS Employer
 Incorporation or Organization)         File Number)        Identification No.)
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         21 Water Street, 5th Floor, Vancouver, British Columbia V6B 1A1
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (206) 224-6206

                                   Copies to:
                                 Marc Ross, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


               3800-999 3rd Avenue, Seattle, Washington 98104-4023 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

      To obtain funding for the purpose of payment of legal settlements, general corporate and operating purposes, including product development and enhancements, sales and marketing efforts and payment of consulting and legal fees, Veridicom International, Inc. (the "Company") entered into a Securities Purchase Agreement with New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd., AJW Partners, LLC, Alpha Capital, Enable Growth Partners L.P., Whalehaven Capital Fund Limited, Meadowbrook Opportunity Fund LLC and TCMP3 Partners (collectively, the "Investors") on February 25, 2005 for the sale of (i) $5,100,000 in callable secured convertible notes (the "Notes") and (ii) stock purchase warrants (the "Warrants") to buy an aggregate of 10,200,000 shares of our common stock.

      On February 25, 2005 the Investors purchased $1,700,000 in Notes and received Warrants to purchase an aggregate of 3,400,000 shares of our common stock. Between April 29, 2005 and May 9, 2005, the Investors purchased an additional $1,700,000 in Notes and received Warrants to purchase an aggregate of 3,400,000 shares of our common stock. On August 16, 2005 the Company closed on the sale of an additional $1,220,000 in Notes to the Investors, who received Warrants to purchase an aggregate of 2,440,000 shares of our common stock.

      Except for the remaining $480,000 to be provided to the Company in connection with the closing on August 16, 2005, the Investors have no further obligations to provide the Company with any additional funds, except in connection with the exercise of any Warrants.

      The Notes bear interest at 10%, mature three years from the date of issuance, and are convertible into our common stock, at the Investors' option, at $1.27. Based on this conversion price, the $5,100,000 callable secured convertible notes, excluding interest, were convertible into 4,015,748 shares of our common stock. However, if an event of default occurs and is continuing, the conversion price of the Notes will be equal to the lesser of (i) $0.91 or (ii) 50.0% of the daily volume weighted average price of the Company's common stock for the 5 days prior to the date a conversion notice is sent to the Company.

      The Company may prepay the Notes in the event that no event of default exists, there are a sufficient number of shares available for conversion of the callable secured convertible notes. The full principal amount of the Notes is due upon default under the terms of Notes. In addition, we have granted the Investors a security interest in substantially all of the Company's assets and intellectual property as well as registration rights.

      The Warrants are exercisable until five years from the date of issuance. Half of the Warrants are designated as Series A Warrants and have an exercise price of $3.00 per share and the other half are designated as Series B Warrants and have an exercise price of $5.00 per share. In addition, the exercise price of the Warrants is adjusted in the event we issue common stock at a price below market.

      The Investors have contractually agreed to restrict their ability to convert the callable secured convertible notes and exercise the warrants and receive shares of our common stock such that the number of shares of our common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of our then issued and outstanding shares of our common stock.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

      The sale of the Notes described in Item 1.01 was completed on February 25, 2005 with respect to $1,700,000 of the Notes, on May 9, 2005 with respect to $1,700,000 of the Notes and on August 16, 2005 with respect to $1,220,000 of the Notes. As of the date hereof, the Company is obligated on $4,620,000 in face amount of Notes issued to the Investors. The Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

Item 3.02 Unregistered Sales of Equity Securities

      The Notes and Warrants described in Item 1.01 were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

Exhibit No.   Description
-----------   -----------

4.1           Form of 10% Secured Convertible Note issued February 25, 2005 (1)

4.2           Form of Warrant (A) issued February 25, 2005 (1)

4.3           Form of Warrant (B) issued February 25, 2005 (1)

4.4           Registration Rights Agreement dated February 25, 2005 (1)

4.5           Form of 10% Secured Convertible Note issued April 29, 2005 (2)

4.6           Form of Warrant (A) issued April 29, 2005 (2)

4.7           Form of Warrant (B) issued April 29, 2005 (2)

4.8 Amendment to 10% Secured Convertible Notes by and between the Registrant and the Note Holders indicated on the signature page thereto (3)

4.9           Form of 10% Secured Convertible Note issued August 16, 2005

4.10          Form of Warrant (A) issued August 16, 2005

4.11          Form of Warrant (B) issued August 16, 2005

4.12 Amendment No. 2 to 10% Secured Convertible Notes by and between the Registrant and the Note Holders indicated on the signature page thereto

10.1          Securities Purchase Agreement dated February 25, 2005 (1)

10.2          Intellectual Property Security Agreement dated February 25,
              2005 (1)

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(1)   Incorporated by reference to the exhibits to Registrants Form 8-K filed on
      March 2, 2005.
(2) Incorporated by reference to the exhibits to Registrants Form 8-K filed on May 10, 2005.
(3) Incorporated by reference to the exhibits to Registrants Form SB-2/A filed on June 22, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Veridicom International, Inc.

Date: August 22, 2005              By: /s/Bashir Jaffer
                                       --------------------------------
                                   Name:  Bashir Jaffer
                                   Title: Chief Financial Officer
                                          (Duly Authorized Officer)